United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 22, 2011

Prospect Medical Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32203	33-0564370
(Commission File Number)	(IRS Employer Identification No.)

10780 Santa Monica Blvd., Suite 400
Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 943-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

In a press release issued on July 26, 2011, Prospect Medical Holdings, Inc. has announced the results of its solicitation of consents to amend certain provisions of the indenture pursuant to which its senior secured notes were issued, including the amendment of certain reporting obligations under the indenture.  A copy of the press release is filed as an exhibit to this Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                    Exhibits

The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release of Prospect Medical Holdings, Inc., dated July 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.

July 26, 2011	By:	/s/ Mike Heather
Name: Mike Heather
Title: Chief Financial Officer